CORPORATE OVERVIEW May 2022

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on our business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K filed for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

Developing New Classes of Treatments

INSPIRED BY THE GENETICS OF EPILEPSY



DRD3
HTT
FMR1
OPA1
CACNA1G
GABRB3
KCN1A
SCN8A
SCN2A
CDKL5
DNM1
UNC79
TRIM3
PCDH19
CACNA1A
CACNA1A
KCN1A
SLC1A3
SETX
RFC1
TPH2
FKBP2
HTR2A
PSYCHIATRY
EPILEPSY
MOVEMENT
SYNGAP1
SHANK3
GABRB3
KCNT1
SCN1A

PRAXIS 3

Targeting diseases connected by neuronal imbalance across three franchises

FOCUS AREA	PRECLINICAL	IND / PHASE ONE	PHASE TWO	REGISTRATION ENABLING
PSYCHIATRY	**PRAX-040** Undisclosed		**PRAX-114** PTSD	**PRAX-114** MDD
EPILEPSY	**PRAX-090 (ASO)** SYNGAP1 **PRAX-020** KCNT1 **PRAX-100 (ASO)** SCN2A LoF **PRAX-628** Focal Epilepsy **PRAX-030** Undisclosed **PRAX-080 (ASO)** PCDH19	**PRAX-222 (ASO)** SCN2A GoF DEE **PRAX-562** DEEs		
MOVEMENT DISORDERS	**PRAX-050** Undisclosed		**PRAX-114** Essential Tremor **PRAX-944** PD **PRAX-944** Essential Tremor	

*PRAX-222 in collaboration with Ionis Pharmaceuticals, Inc. and RogCon, Inc.; SCN2A-LOF, SYNGAP1 & PCDH19 ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

PRAXIS

4

5 Praxis is built on four key pillars DEVELOPMENT INFORMED BY TRANSLATIONAL TOOLS TARGETS IDENTIFIED THROUGH GENETICS CLINICAL DEVELOPMENT PATHS TO POC ARE RIGOROUS & EFFICIENT DEVELOPMENT STRATEGIES ARE PATIENT-GUIDED

6 CASH RUNWAY to advance each program through value inflecting milestones DEEP EARLY- STAGE PIPELINE Enables continuous advancement of new programs MULTI-BILLION DOLLAR REVENUE POTENTIAL from each of three therapeutic franchises DATA RICH 2022 Topline results from six Phase 2 or registrational studies BROAD CNS PORTFOLIO Uncorrelated program risk & significant potential for indication expansion

7 Six phase 2 or registrational topline readouts in 2022 PRAX-114 Phase 2/3 Aria Study topline results expected in June 2022; PRAX-944 Phase 2a Part B topline results disclosed in May 2022 FOCUS AREA PROGRAM INDICATION Q2 2022 Q3 2022 Q4 2022 EPILEPSY MOVEMENT DISORDERS PSYCHIATRY MDD PTSD PRAX-114 PRAX-944 PRAX-114 PRAX-944 ET ET PD PRAX-562 PRAX-222 DEEs SCN2A-DEE PHASE 1 TOPLINE ASSR BIOMARKER PHASE 2 ACAPELLA STUDY TOPLINE PHASE 2/3 ARIA STUDY TOPLINE INITIATE PHASE 2 TRIAL PHASE 2A PART B TOPLINE PHASE 2 TOPLINE PHASE 2B ESSENTIAL1 STUDY TOPLINE INITIATE SEAMLESS TRIAL INITIATE PHASE 2 TRIAL PHASE 2 TOPLINE  INITIATE PHASE 1 TRIALPRAX-628 FOCAL EPILEPSY

8 PSYCHIATRY PRAX-114 GABAA Receptor PAM Depression Post-traumatic Stress Disorder JUNE 2022 Ph 2/3 Monotherapy MDD Aria Study Topline 3Q 2022 Ph 2 MDD Dose-Ranging Acapella Study Topline 2H 2022 Ph 2 PTSD Topline KEY UPCOMING MILESTONES

PRAX-114 is a novel $GABA_A$-PAM ideally suited to address the unmet needs of patients living with major depressive disorder

UNMET NEEDS		PRAX-114
Low response rate >50% of treated patients fail first line treatment	→	**Novel mechanism** Supports differentiated efficacy profile across range of MDD symptoms
Slow onset of action Existing treatment options typically take 1-2 months to take effect	→	**Rapid and durable** Clinically meaningful response within days maintained while on treatment
Limiting safety profile Unwanted side effects including weight gain & sexual dysfunction can lead to discontinuation of treatment	→	**Differentiated safety profile** Allows for continuous treatment throughout an episode of depression

Source: Rush et al 2006, Masand et al 2003, Kupfer et 2005, DSM-5 2013, ExpressScripts MDD Report 2020

PRAXIS 9

Preference for extrasynaptic $GABA_A$ receptors has the potential of marked antidepressant effect with an improved tolerability profile

PRAX-114 SHOWS 10.5-FOLD GREATER POTENTIATION OF EXTRASYNAPTIC THAN SYNAPTIC $GABA_A$ RECEPTORS

		POTENTIATION		FOLD POTENTIATION
	DOSING	$\alpha_4\beta_3\delta$ %*	$\alpha_1\beta_2\gamma_2$ %	$\alpha_4\beta_3\delta$/ $\alpha_1\beta_2\gamma_2$
PRAX-114	**Oral**	**300%**	**29%**	**10.5**
Zuranolone	Oral	300%	117%	2.6
Ganaxolone	IV, Oral	300%	794%	0.4
Zulresso	IV	300%	306%	1.0

$\alpha_4\beta_3\delta$: extrasynaptic $GABA_A$ receptor
$\alpha 1\beta_2\gamma_2$: synaptic $GABA_A$ receptor

* Equivalent of full activation by GABA
Source: PRAXIS data

NO MTD IDENTIFIED up to 80 mg

TOLERABILITY PROFILE maintained throughout dose escalation

EXPOSURE-DEPENDENT RATES OF SOMNOLENCE resolved 1 to 3 hours post-dosing, consistent with peak concentrations

Source: Praxis Data on file

PRAXIS 10

11 PHASE 2A COMBINED* HAM-D MONOTHERAPY & ADJUNCTIVE RESULTS VISIT HAM-D Monotherapy Mean (SD) N=14 HAM-D Adjunctive Mean (SD) N=38 DAY 1 (BL) 25.2 (1.82) 24.7 (2.90) DAY 8 (CFB) -17.6 (4.77) -13.4 (7.94) DAY 15 (CFB) -16.6 (5.23) -12.2 (7.02) PRAX-114 Phase 2a: rapid, marked & durable improvement in depression scores *Combined results include Part A MDD cohort (N=33; 2-week treatment), Part B PMD cohort (N=6; 2-week treatment) & Part C MDD cohort (N=13; 4-week treatment); results show change from baseline (CFB) at Day 8 & Day 15 Figure 10. Reduction of HAM-D total score observed in MDD patients treated with PRAX- 114 for 28 days in Part C. EFFICACY MAINTAINED WHILE ON TREATMENT LS M ea n ch an ge fr om b as el in e in H AM D to ta l s co re (S E) Time (days) PRAX-114 60mg (N=13) 0 7 14 21 28 -14 -7 0

12 PRAX-114 monotherapy MDD Phase 2/3 Aria Study completed; topline data expected June 2022 +PRAX-114 administered in tablet formulation clinicaltrials.gov/ct2/show/NCT04832425; https://theariastudy.com/ Ph 2/3 1:1 RANDOMIZED PLACEBO CONTROLLED IN MONOTHERAPY MDD 216 participants 1 2 3 4 5 6 PRAX-114 40 MG+ PLACEBO WEEK KEY SECONDARY ENDPOINT HAM-D17 at Day 29 PRIMARY ENDPOINT HAM-D17 at Day 15 OUTPATIENT NIGHTLY DOSING FOLLOW-UP PHASE 2/3 First of two registrational trials for monotherapy MDD KEY ASSUMPTION 80% powered for 0.4 effect size

PRAX-114 clinical program leverages best practices in conduct of MDD trials

KEY OPERATIONAL CONTROLS	
RIGOROUS PATIENT SELECTION	• Enrollment of patients with at least one prior episode of MDD (associated with a lower placebo response rate) [1] • Two-level subject & data quality procedure using the SAFER independent clinical interview to confirm eligibility [2]
HIGH QUALITY SITE SELECTION	• Enrollment of sites with a known track-record of high-quality data generation • Experienced raters, adequate resources, low frequency of operational issues and proven performance in running studies successfully during the pandemic
OPTIMIZED TRIAL DESIGN & EXECUTION	• Integration of a placebo control reminder script for patients at every visit • Inclusion of the AiCure smartphone-based adherence monitoring system with structured site intervention [3]

1: Sonawalla SB, Rosenbaum JF. Placebo response in depression. Dialogues Clin Neurosci. Mar 2002;4(1):105-13.
2: Freeman MP, Pooley J, Flynn MJ, et al. Guarding the Gate: Remote Structured Assessments to Enhance Enrollment Precision in Depression Trials. J Clin Psychopharmacol. Apr 2017;37(2):176-181. doi:10.1097/JCP.0000000000000669
3: https://aicure.com/

PRAXIS 13

HAM-D+ placebo change trends toward 6-8 points reduction at 2 weeks in MDD trials



Sage-217: Phase 3 Mountain - 2019
Sage-217: Phase 3 Waterfall - 2021
Sage-217: Shionogi Phase 2 - 2021
Sage-217: Phase 2 - 2017
AXS-05: Phase 3 Gemini - 2021
Trintellix: Phase 2 11492A - 2013
Trintellix: 305 - 2012
Trintellix: 13267A - 2012
Trintellix: 315 - 2012
Trintellix: 316 - 2012
Trintellix: Phase 3 12541A - 2012
Cymbalta: Phase 3 F1J-MC-HMBH(A) - 2002
Cymbalta: Phase 3 F1J-MC-HMBH(B) - 2002
Cymbalta: Phase 3 F1J-MC-HMAT (B) - 2004
Fetzima: Phase 3 LVM-MD-01 - 2014
Fetzima: Phase 3 LVM-MD-10 - 2014
Fetzima: Phase 3 LVM-MD-03 - 2014
Fetzima: LP-2-02 - 2014
Pristiq: 332 - 2008
Pristiq: 333 - 2009
Pristiq: 355 - 2009
Viibryd: Phase 3 CLDA-07-DP-02 - 2011
Viibryd: Phase 3 GNSC-04-DP-02 - 2011
0 -1 -2 -3 -4 -5 -6 -7 -8 -9 -10 -11 -12 -13

+Based on HAM-D or conversion of MADRS to HAM-D (Leucht et al. 2017, Table 2)
*Bubble size correlates to N population size

PRAXIS

14

PRAX-114 has broad potential in psychiatry disorders such as PTSD

DYSFUNCTION OF GABA PATHWAY IS ASSOCIATED WITH CHRONIC STRESS AND SYMPTOMS OF PTSD

POST-TRAUMATIC STRESS DISORDER (PTSD)

11M

ADULT PTSD
ESTIMATED US PREVALENCE

- FLASHBACKS
- INSOMNIA & NIGHTMARES
- ANXIETY
- NEGATIVE COGNITION
- MOOD SYMPTOMS
- INTRUSIVE THOUGHTS

1. **Post-traumatic Stress Disorder** is a debilitating psychiatric disorder that leads to social, occupational and interpersonal dysfunction
2. **Profound unmet need**, meaningful link to PRAX-114 MOA, and complementarity to MDD program

PRAXIS 15

16 PRAX-114 40 MG + 40 OR 60 MG PRAX-114 PTSD Phase 2 topline data expected 2H22 +PRAX-114 administered in tablet formulation clinicaltrials.gov/ct2/show/NCT04969510 Ph 2/3 1:1 RANDOMIZED PLACEBO CONTROLLED IN PTSD ~80 participants 1 2 3 4 5 6WEEK OUTPATIENT NIGHTLY DOSING FOLLOW-UP+ PLACEBO PRIMARY ENDPOINT CAPS-5 Total Score at Day 29 At Day 15, PRAX-114 participants who have not reached a 20% improvement in CAPS-5 total score may increase to 60 mg To evaluate safety, tolerability and efficacy of PRAX-114 for treatment of adults with PTSD, followed by 8-week OLE KEY INCLUSION CRITERIA Ages 18-65 CAPS-5 ≥ 30 PTSD diagnosis with duration of >6 months

17 MOVEMENT DISORDERS PRAX-944 T-Type Calcium Channel Inhibitor Essential Tremor Parkinson’s disease 2Q 2022 PRAX-944 Ph 2a ET Part B Randomized Withdrawal Topline PRAX-114 GABAA Receptor PAM Essential Tremor 2H 2022 PRAX-114 Ph 2 ET Topline KEY UPCOMING MILESTONES PRAX-944 Phase 2a Part B topline results disclosed in May 2022  2H 2022 PRAX-944 Ph 2b ET Essential1 Study Topline 2H 2022 Initiate PRAX-944 Ph 2 PD Trial

18 Daring for more for people living with essential tremor 0 medications developed specifically for ET & only 1 medication approved for ET >50 years ago ~50% of patients that seek treatment discontinue medication due to limited efficacy & poor tolerability

19 3M Total Addressable Market Our focus is on elevating the standard of care to capture the $4B+ US ET market Source: Primary market research and praxis internal modeling and projections 1. Claims analysis indicates that 50% of diagnosed patients are on treatment; 2. Based on minimum of range for net price estimates from praxis covering analysts as of 16-december-2021- $3.6k 7M US Prevalence 1.5M Total Treated Market1 $4B+ US ET Market Opportunity2

20 Praxis treatments could allow patients to fit the right therapy to their needs to realize improved outcomes • Patients could initiate ET treatment sooner • Patients could treat as needed • Patients could maintain ET therapy As needed Chronic+ CEREBELLO-THALAMO-CORTICAL (CTC) CIRCUIT GABAA RECEPTORS T-TYPE CALCIUM CHANNELS PRAX-114 PRAX-944

21 Wide dosing range and modified release formulation for PRAX-944 may support improved tolerability & efficacy profile Source: Praxis Data on file 0 5 10 15 20 25 30 35 40 45 50 0 6 12 18 24 PR AX -9 44 P la sm a Co nc en tr at io n (n g/ m L) Time (h) SUSTAINED EXPOSURE WITH BLUNTED MR CMAXPREDICTABLE PK, WIDE DOSING RANGE UP TO 120 MG & FLEXIBILITY IN TITRATION 5mg 10mg 20mg 60mg 80mg 100mg 120mg

Marked functional benefit observed while on PRAX-944 in Part B of Phase 2a study while withdrawal results in regression to baseline severity

MODIFIED ADLs IN OPEN LABEL
MEAN % CHANGE FROM BASELINE



*p<0.05
IMPROVEMENT
-42%
-10%
Day 42
(N=11)
Day 70
(N=11)
PRAX-944 TREATED
OFF DRUG

MODIFIED ADLs IN RANDOMIZED WITHDRAWAL
MEAN % CHANGE FROM DAY 42



WORSENING
Placebo
139%
*p<0.05
PRAX-944
8%
Day 42
(N=11)
Day 56
(N=6 PRAX-944, N=5 Placebo)

*Nominal p-value based on ANCOVA
Source: Praxis Data on file

PRAXIS

22

23 SAFETY SUMMARY PRAX-944 was generally well tolerated in Part B of Phase 2a study 1 Participant had a pre-existing condition which was unrelated to study drug and required a medical procedure 2 One severe AE of essential tremor reported while on placebo following withdrawal of PRAX-944; all other AEs mild to moderate Source: Praxis Data on file • Safety profile in study consistent with previous experience with PRAX-944 • 8 of 11 participants completed open-label period at highest dose of 120 mg • 3 of 14 evaluable participants discontinued, with 1 discontinuation unrelated to study drug1 • All TEAEs leading to down-titration or discontinuation were mild to moderate2

PRAX-114: Evidence suggests central role of extrasynaptic $GABA_A$ receptors targeting tremor pathophysiology



With Extrasynaptic
Without Extrasynaptic
δ+/+
δ-/-
Motion Power %
90
65
40
15
B
H
H+T
***
0 mg/kg
3 mg/kg

PRAX-114 has greater potentiation of extrasynaptic $GABA_A$ receptors

POTENTIATION		FOLD POTENTIATION
$\alpha_4\beta_3\delta$ %*	$\alpha_1\beta_2\gamma_2$ %	$\alpha_4\beta_3\delta$/ $\alpha_1\beta_2\gamma_2$
300%	29%	10.5

$A_4\beta_3\delta$: extrasynaptic $gaba_a$ receptor; $\alpha 1\beta_2\gamma_2$: synaptic $gaba_a$ receptor; * equivalent of full gaba activation
Source: Praxis Data on file

PRAXIS 24

25 PRAX-114 ET Phase 2 study designed to evaluate safety, tolerability, PK and efficacy of daytime dosing Safety Follow Up PRAX-114 10, 20 mg or PLACEBO PERIOD 1 PERIOD 2 PERIOD 3 Washout PRAX-114 10, 20 mg or PLACEBO PRAX-114 10, 20 mg or PLACEBO 1:1:1 Randomization Washout STUDY DESIGN: RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED, CROSS-OVER STUDY N = ~15 PARTICIPANTS KEY QUESTION: Is there a dose that enables reduction in tremor without somnolence or sedation? TOPLINE DATA: 2H2022

EPILEPSY

PRAX-562 (DEEs)

PRAX-222 (SCN2A-GOF ASO)

PRAX-020 (KCNT1)

PRAX-628 (Focal Epilepsy)

PRAX-100 (SCN2A-LOF ASO)

PRAX-090 (SYNGAP1 ASO)

PRAX-080 (PCDH19 ASO)

PRAX-030 (Undisclosed)

KEY UPCOMING MILESTONES

2Q 2022
PRAX-562 Ph 1 ASSR Biomarker Topline

2H 2022
Initiate PRAX-562 Ph 2 DEE Trial

2H 2022
Initiate PRAX-222 Seamless SCN2A-DEE Trial

4Q 2022
Initiate PRAX-628 Ph 1 Trial

PRAXIS 26

TARGETS IDENTIFIED THROUGH
GENETICS

Three key imperatives guide our epilepsy portfolio build

Focus on nodes of pathophysiological convergence informed by genetics

PRAX-562
SMALL MOLECULE

PRAX-628
SMALL MOLECULE

Focus directly on underlying genetic defects in rare epilepsy

PRAX-222*
ASO

KCNT1 INHIB.
SMALL MOLECULE

PCDH19*
ASO

SYNGAP1*
ASO

SCN2A-LOF *
ASO

PRAXIS-030
SMALL MOLECULE

Focus on implicated genes in common diseases

PRAX-114
SMALL MOLECULE

PRAX-944
SMALL MOLECULE

TARGET ID BY POLYGENIC RISK VARIANTS
SMALL MOLECULE

*PRAX-222 in collaboration with Ionis Pharmaceuticals, Inc. and RogCon, Inc.. PCDH19 (PRAX-080), SYNGAP1(PRAX-090), SCN2A-LOF(PRAX-100) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

PRAXIS 27

28 Delivering first and best-in-class precision medicines for 25,000+ rare epilepsy patients LGS: Lennox-Gastaut Syndrome; TSC: Tuberous Sclerosis Complex Source: Ambit Genetic Testing and Claims Data Analysis; EvaluatePharma; Sanders S. J. et al. Trends Neurosci. (2018); Wolff M. et al Brain (2017); U.S. Diagnosed Prevalence for Rare Epilepsy Programs (patients ≤20 years of age) $742M ’21 sales $1.5B ’26 sales (consensus est.) First- and best-in-class PRAX precision medicines U.S. Market Size 1,500 1,000 1,250 1,600 2,250 8,000 PCDH19LGS, TSC, Dravet SCN8A GoF SCN2A GoF 25,000+ pts KCNT1 SYNGAP1 SCN2A LoF 35,000

29 >1M w/ Refractory Seizures We aim to address unmet need in the $3B+ US common epilepsy market Source: CDC, EvaluatePharma; Tang F. et al. Front. Neurol. (2017) 3.5M US Prevalence $3B+ US Common Epilepsy Market Opportunity

30 Preclinical and emerging clinical data demonstrate PRAX-562 will be a first- and best-in-class NaV blocker for DEEs Superior selectivity for disease-state NaV channel hyperexcitability Convenient auto-titration regimen with stable PK Unprecedented therapeutic window translating to superior safety and efficacy PRAX-562 SCN2A, SCN8A, TSC, + OTHER DEEs PAN-NAV BLOCKER SMALL MOLECULE

31 % INHIBITION OF hNaV1.6 PERSISTENT INa (SAME DATA AS ON PRIOR SLIDE) COMPARISON OF POTENCY AND SELECTIVITY Broader in vitro panel indicates PRAX-562 has best-in-class preferences *solubility concerns 0.01 0.1 1 10 100 1000 10000 0 20 40 60 80 100 Concentration (µM) % In hi bi tio n Carbamazepine Lamotrigine Cenobamate PRAX-562 Persistent INa IC50 (nM) Ratio of persistent to peak inhibition PRAX-562 141 60 Carbamazepine 77,520 30 Cenobamate 73,263 23 Lidocaine 68,230 19 Lamotrigine 78,530 16 Vixotrigene (BIIB074) 3,676 14 Lacosamide 833,100 n/a* Valproic Acid <10% @ 1 mM No inhibition MOST SELECTIVE MOST POTENT

Our mechanistic hypothesis translates to a wide therapeutic index in vivo

MES EFFICACY



MES Latency (sec)
60
40
20
0
ED_{50}: 2 mg/kg
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=12/group)
**p<0.01 vs. Veh

sLMA TOLERABILITY



Total Distance Travelled (mm)
70000
60000
50000
40000
30000
20000
10000
0
TD_{50}: 44 mg/kg
**
**
Veh
10
20
40
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=20/group)
ANOVA/Dunnett
**p<0.01 vs. Veh

Molecule	Plasma Therapeutic Index
PRAX-562	17.2x

Therapeutic Index (TI) = TC50 / EC50

PRAXIS
32

PRAX-562 completely blocks seizures in SCN2A and SCN8A GoF mutation mouse models

IN VIVO POC IN SCN2A SPONTAEOUS SEIZURES[1]



+50%
0
-50%
-100%
% Change in Seizures
*
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

Sidack's post hoc comparison test
*p<0.05 vs. Veh
**p<0.001 vs. Veh

IN VIVO POC IN SCN8A AUDIOGENIC EVOKED SEIZURES[2]



100%
50%
0%
Proportion with Seizures
**
Veh
1
3
10
PRAX-562 (mg/kg, PO)

**Significant protection vs. Veh
$\chi^2_2 = 16.0$, Fisher's p = 0.0002

[1] PRAX-562 inhibition of spontaneous seizures in Q54 GoF mice.
[2] PRAX-562 inhibition of audiogenic seizures in N1768D D/+ mice

PRAXIS 33

34 PRAX-222 (SCN2A) PRAX-562 (SCN2A, SCN8A, TSC) PRAX-628 (FOCAL EPILEPSY) Three epilepsy drugs in clinic by end of 2022 Initiate Seamless Study: 2H2022* Initiate Phase 2 Study: 2H22 Initiate Phase 1 Study: 4Q22 PRAX-222 and PRAX-562 received Orphan Drug Designations for severe pediatric epilepsy indications from the FDA and EMA, and Rare Pediatric Disease designation from the FDA *In April 2022, the FDA placed the first-in-patient study of PRAX-222 on clinical hold. The letter detailing the reasons for the hold is expected to be received from the FDA within 30 days of April 28, 2022

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